                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1999
                                                         --------------

                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                   (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE              33-72806, 33-94784               33-0592719
          --------              ------------------               ----------
      (STATE OR OTHER            (COMMISSION FILE              (I.R.S. EMPLOYER
        JURISDICTION                 NUMBERS)                IDENTIFICATION NO.)
     OF INCORPORATION)

                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                                -------------------
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                  Page 1 of 4
                        Exhibit Index appears on Page 4

Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the MARCH 15, 1999 Distribution Date for the Collection Period ending FEBRUARY 28, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
                                    (Registrant)


 Dated:  March 15, 1999                      By:   /s/ RUSSELL JURA
         --------------                           ----------------------------
                                             Name: Russell Jura
                                             Title:   Assistant Secretary

                                  INDEX TO EXHIBITS



          EXHIBIT                                              METHOD OF
          NUMBER                    EXHIBIT                     FILING
          -------                   -------                    ---------
            5.1            Monthly Servicer's                Filed Herewith
                           Certificate with respect to
                           the MARCH 15, 1999
                           Distribution Date for the
                           Collection Period ending
                           FEBRUARY 28, 1999